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                                                                  Exhibit 10.1.3


                             AMENDMENT NO. 1 TO THE
                          INTERNET CAPITAL GROUP, INC.
                          1999 EQUITY COMPENSATION PLAN
                (as amended and restated, effective May 1, 1999)


     On behalf of Internet Capital Group, Inc. (the "Company") and pursuant to the resolutions of the Board of Directors of the Company dated May 21, 1999, the undersigned hereby amends the Internet Capital Group, Inc. 1999 Equity Compensation Plan (the "Plan") to change the aggregate number of Shares of the Company that may be issued or transferred under the plan, effective as of May 21, 1999 as follows:

     1. The second sentence of Section 3(a) is hereby amended to read as follows:

          "Subject to adjustments as provided in Section 3(b) below, the aggregate number of Shares of the Company that may be issued or transferred under the Plan is 21,000,000 Shares."

     2.   In all other respects, the Plan is hereby ratified and confirmed.

                                    * * * * *

          IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to be executed.




Date: July 1, 1999                     INTERNET CAPITAL GROUP, INC.
     -----------------------

                                       By: /s/ Walter W. Buckley, III
                                           -----------------------------
                                           Walter W. Buckley, III
                                           President and Chief Executive Officer

Attest:

By: /s/ Henry N. Nassau
   -------------------------
   Secretary